Exhibit 99.1 May 2023 nogin.com

Forward-Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “would”, “seem”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “future”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forwardlooking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our ability to successfully implement our growth strategy on a timely basis or at all; not effectively developing and expanding its marketing and sales capabilities; failure to maintain or grow the Company’s brand recognition; failure to improve and enhance the functionality, performance, reliability, design, security and scalability of the Company’s platform and innovate and introduce new solutions in a manner that responds to its customers’ evolving needs; needing to reduce the Company’s pricing model to remain competitive; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2023 and other documents filed by the Company from time to time with the SEC. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not undertake any duty to update these forward- looking statements. Financial Information; Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with United States generally accepted accounting principles (“GAAP”) including, but not limited to, non-GAAP revenue, EBITDA and Free Cash Flow. These non-GAAP measures, and other measures that are not calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to operating income, net income, cash flows from operations or any other profitability, liquidity or performance measures derived in accordance with GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company uses these non-GAAP measures for trend analyses, budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Industry and Market Data The information, data and statistics contained herein are derived from various internal (including data that the Company has internally collected) and external third-party sources. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by the Company’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this presentation. Trademarks The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate in any way that the Company will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights. 2 nogin.com

A Different Approach There Is a Growing Gap in e-commerce… AND THE BRANDS IN THE MIDDLE ARE SUFFERING Starter Commerce Platforms Legacy Enterprise Commerce Chasm between SMB ● Limited features/capabilities● Rigid and too expensive and Enterprise is very ● Upgrades require SI fees● Takes 12-18 months to go live ● Can’t compete with tech top costly and difficult to ● Huge licensing fees brands are developing● Complex and hard to use cross ● Requires dedicated dev team 3 nogin.com

A Different Approach Nogin Fills That Gap AND DRIVES MATERIAL INCREMENTAL GROWTH AND LONG-TERM PROFITABILITY ● Enterprise-level technology● No upfront replatforming cost ● Features years ahead of the ● Quick to go live - 6 to 8 weeks current market● Simple and easy to use ● Embraces and Extends ● Automatic updates / constant Shopify Plus research and development Enterprise-Grade Intelligent Commerce 4 nogin.com

Our economic model is aligned to our customers, and while based on sales, is also focused on their profitable growth $XM GMV Online Store / Customer Opportunity Nogin Tech Platform Fees = Tech/Svcs Nogin Tech Platform Fees Marketing (includes Marketing Fees hard costs of paid search, social, etc.) Shipping Fees Shipping (includes hard costs of parcel couriers) Our fees as a % of GMV decline as the GMV$s of each online store increases, providing favorable economics to both Nogin and our Clients 5 nogin.com

Diversifying, while building a vertical industry brand structure to drive category learnings for the benefit of our customers Footwear + More…. Apparel & Accessories Home Decor Consumer Electronics A Sampling of Nogin’s Valued Customers 6 nogin.com

Our Value Proposition is Compelling and Tangible - Make advanced ecommerce capabilities accessible to companies outside of the “top 100” that dominate the current landscape (giving the lower middle market and mid-market companies many of the same capabilities, sometimes more) - Convert a high-risk, capital intensive path to Digital Commerce into a guided journey where we mitigate execution and investment risk for our clients (we underwrite success and take only situations that are win-win) - Combine fast ‘time to revenue’ with significant scalability, designing the solution needed today and tomorrow at once (no replatforming, we play “nice” with legacy technology such as ERP, WMS, etc.) - Leverage talented experts across all fields of ecommerce, with industry knowledge that ensure customers’ “gaps” are fully covered (taking hiring, retention and cross-training efforts off their plate) - Develop “joint business plans” alongside clients to ensure clarity and focus required to achieve a defined state of success - Utilize our development and analytical resources to bring continuous improvement in performance to our customers, at no additional cost (we’re always building, testing, and ensuring that ideas that win are promoted to ‘live’ for customer sites) - Clients do not need to take a “one size fits all” offering, we’re flexible in how we apply our solutions, but disciplined in how we configure those services to preserve our scalability and profitability at the same time 7 nogin.com

Highly Tenured Professional Management Team with Proven Track Records nogin



Jon Huberman

CEO

- Previously CEO of various companies including Ooyala, Syncplicity, Tiburon, and Iomega Corporation
- 9 years as an investor for the Bass Family
- Led the operations of technology investments at Gores Group and Skyview Capital

TRITECH TGG OOYALA



Shahriyar Rahmati

COO/CFO

- Previously COO of RugsUSA, an ecommerce retailer of home décor products
- Over twenty years of CxO roles across PE backed companies in the US and Europe
- Experiences include The Gores Group, TPG Capital, and Comvest Partners

RUGSUSA COMVEST TGG TPG SOLECTRON



Rupert Bonham-Carter

CRO

- Previously the director of global sales and partnerships at Shopify
- Prior to that, he was a director and Vice President at IBM where he managed a sales team of over 200 channel and inside sales representatives

IBM shopify



Arash Beheshtian

EVP, Analytics

- Brings over two decades of experience working in high-impact roles at organizations like The World Bank, General Motors and Columbia University, and several D2C businesses

THE WORLD BANK RUGSUSA MIT gm Columbia University



Erin Miller

EVP, Brand Operations

- Previously spent more than a decade in various leadership roles at Justice for Girls, operating the 1,000-store chain and \$100m-\$200m in DTC revenue

Justice Victoria's Secret



Geoff Van Haeren

CTO

- Co-founded Nogin and Commerce5
- Has also served as CTO at CABI, where he led the technology team in delivering a next-generation SaaS based MLM platform

Digital River Buy Now cabi Buy.com U.S. AIR FORCE

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Business momentum is strong Current State Going Forward New, experienced team at the helm Bookings accelerating rapidly Turnaround nearly complete Recurring revenue model ‘24 vs ‘23 revenue growth of ~40% TAM is significant AEBITDA positive from the end Expanding into multiple new of Q3 onwards sectors Adding large and enthusiastic channel partners 9 nogin.com

RSM Consulting Partnership Now Live Nogin Strategic Partnership ● 100 person business dev team + ● Middle market client base ● RSM focus: strategy + UX / design ● Nogin focus: high perf / low cost commerce ● Leverage Nogin capabilities to sell work ● Currently developing go-to-market plan $8B global consultancy RSM ○ Ideal customer profile acquires interactive agency ○ Qualifying opportunities Andculture to compete with ○ Sales coverage mapping Accenture Interactive & ○ May require dedicated resource Deloitte Digital June 2022 NOGIN CONFIDENTIAL nogin.com 10

Favorable Market Position and Unique Product Offering Attractively positioned within the ecommerce solution landscape to serve the market SMB – SaaS NOGIN – Commerce-as-a-Service ENTERPRISE – SaaS Implementation 4-6 mo. 1-3 mo. 12-24 mo. Set-up $100K – $500K $0 $500K – $5M Capabilities Basic Storefront with Paid App Store Full Stack with all / any required enablers Full Stack (pending customer tech landscape) (1) Model SaaS with fee for service SI network and CaaS – All updates, optimization and R&D Limited innovation / difficult to integrate apps for future capabilities included with newer tech or to get into app ecosystem / no R&D Annual R&D and SI 5-15% GMV 0% GMV 3-7% GMV Expense 11 nogin.com

As Tech Complexity Builds, Nogin Simplifies Ecommerce and Saves Time

Without Nogin



Brand A
Cache
Site Tagging
attentive
Cordial
Email
SMS
CRM / CDP
UGC
Reviews
Loyalty Gift Card
Channel / Site
Site Search
Product Filters
Tax
Returns
Payments
Case Mgmt.
Content Mgmt.
Order Mgmt.
PIM
ETL Process
Reporting / Analytics
algolia
afterpay
Avalara
zendesk
SWELL
INDI ENGAGE
salesforce
Shipping Carriers
Adobe
shogun
orderbot
inRiver
SALSIFY
DOMO
tableau
Warehouse Mgmt.
3rd Party Fulfillment
Retail POS
Integration Technology
DHL
FedEx
ups
Manhattan
CommerceHub
retailpro
MuleSoft

With Nogin



INTELLIGENT COMMERCE PLATFORM
NOGIN GENIUS SUPPORT
Customer Mgmt
CUSTOMER PROFILES
Orders, Returns, & Warehouse Management
CDP & AI Driven Segments
nogin
Transaction Data
Privacy & Data Protection
DATA SCIENCE & Advanced Analytics
Content & Site Mgmt

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Why Does Our Platform Outperform?

- Proprietary tech stack has several high value growth-driving features →
- All features are A/B tested first on sites we actively manage, and winners deployed
- We only add features that create statistically significant lift
- Many brands experience a material increase in growth rate in the first year + on Nogin Intelligent Commerce

Re-engagement: Products in Cart
Microtargeting
Hypersegmentation
FOMO: Views on Style
Custom Content Blocks
Customer Segmentation
Quick Add Products at Checkout
FOMO: Style-in-cart counter
Personalized Banners
Quick Mobile Filters
User Personalized Landing Pages
Countdown Timer
Personalized Recommendations
Multiple Touch Points Personalization
Loyalty Points Reminder
Merchandising Show Different Segments
Shop By Size
PLP CRO: Category Banners
Mini Cart CRO: Product
Loyalty Points Reminder
Search: Synonym Capes
$X to Free Shipping Notification
Thank you Page Personalization
Shop the Look
Shop Similar
Personalized Promotion
Pixel Tracking
A/B Test CTR for Product Discovery
Customizable Product Filters
Merchandising Product Badges
Re-Engagement Products in Cart
FOMO: Low Stock Flag
Order Mgmt Pre-Orders
Re-Engagement Products in Cart
Merchandising Scheduling
AB Test Merchandising
Return Portal
Vendor Portal Dropship
AB Test Messaging
Visually Similar Product Recommendations
Voting and Polling
Merchandising Automate Smart Sort
Hyper-segmentation
Personalized Pricing
Landing Page Builder: Drag and Drop
Wishlist: Guest Wishlist
Quick Add in the Mini Cart
Wishlist: Multiple Wishlist

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Illustrative benefits of Nogin's dynamic ML segmentation - actionable insights that will drive tangible margin % performance improvements



Customer Lifetime Value (CLTV) Curve
Lowest AOV / ASP
Highest Return Rate
No/little signal of high value
Abstain from email or SMS to this audience
Dynamically insert frictions to de-incentive purchases
Evaluate sources of traffic (e.g., coupon affiliate, etc.)
Highest AOV / ASP
Med/Low Return Rate
Multipole signals of high value
Drives targeting for new audiences
Personalization driving loyalty, purchase increases
Customized post-purchase sequences
Rejecting the bottom 2.5% nearly immediately drives an up-tick in margins, improves acquisition performance
Our algorithms generally reject top <5% results based on dissimilarity to top "ex-segment" population – this drives materially enhanced performance
Bottom Decile
"Middle": 2/3rd
Top Quartile

1. Our proprietary tech typically creates 4-6 segments based on robustness of data and quality of clusters. Focused "low hanging fruit" tactics against top quartile and bottom decile (CLTV) customers is expected to drive neutral (conservative case) result to revenue but result in up to 500bp VCM% improvement as a function of reduced returns, enhanced near-term (6 mo) CLTV and AOV / ASP uplift
2. Separately, our algorithms have learned that there are unique dynamics around the top 5% CLTV and bottom 2.5% CLTV that consistently allow us to drive "no regrets" actions within the first 90 days to enhance value for our clients

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Nogin Simplifies and Aligns all Aspects of Digital Commerce for our Customers We Optimize Performance Website Creative Development & Content Management in All Areas, Not Just Tech. (UI and Navigation) Software and Hosting (Ecommerce, CRM, Order Processing) Customer Service (Email and telephone support for all web orders) Nogin Geniuses Specialists in every field Back-End Integration Your (POS or inventory software VS. integration) Brand Marketing and Analytics (SEM, Email campaigns, affiliates, etc.) Your Brand Warehouse and Fulfillment (Pick, pack, and ship, returns management, gifting) Intelligent Commerce drives ROI in all parts of “Agency” risk exists across a landscape based on multiple vendors, and any the ecomm operation through aligned feedback gaps in execution drive suboptimal outcomes for your business loops focused on your growth 15 nogin.com

Nogin Alternatives are Expensive, with Uncertain Economics on Start-up & Scale

Starting or Overhauling a DTC Ecommerce Business is Capital Intensive – With Nogin it $0

Typical enterprise ecommerce implementations require a cash outlay of ~$250K on the low end to over $2MM on the high end and typically ***take six months to over a year*** to complete and launch (with highly mixed results)

TYPICAL INITIAL CAPEX COSTS FOR ENTERPRISE ECOMMERCE

- Platform evaluation and selection consultancy
- Evaluation and selection of agency partners / RFP support
- Discovery costs
- Design and build costs (not necessarily fixed fee)
- Data import costs
- SEO discovery, consultancy and data migration / redirects
- Third party module / app costs
- Third party integration costs – managed integration by a third party
- External / contracted team members (e.g., solution architect, supporting developer, project manager, QA etc.)
- Hosting & hardware costs
- External platform training
- Pre-launch testing

Total capex for launching DTC ecommerce:

$250K TO $2MM+

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Our infrastructure is high performance, and its integrated nature means having the ability to leverage real-time insights for your benefit



DISTRIBUTION CENTERS

Nogin operates warehouses on both coasts with ~1 Million Cubic Feet of Space across PA, CA and it is currently evaluating expansion to either GA or TX

Nogin has solutions for complex scenarios such as pre orders, multi-warehouse order routing, drop-shipping and wholesale packaging, value added services, etc.

Each distribution center is performance optimized to minimize delivery times using creative tools like robotics and cubic foot-level floor plan design to minimize cost via reduced foot-miles, equipment miles, and horizontal / vertical distance travel – all algorithmically driven



CREATIVE SERVICES

Nogin serves as a creative partner and works side by side with each client / brand partner to ensure a clear vision that aligns with their brand

Nogin has full in-house capabilities and extensive relationships with industry leaders that allow our clients to partner with top talent throughout the entire creative process

Nogin appreciates the creative element of running campaigns, but supplements this creativity with objective truths sourced through A/B testing and AI implementation



CUSTOMER SERVICE

Customer service can make or break a customer's experience and Nogin's domain expertise gives clients confidence of customer satisfaction wrt policies/objectives

Nogin can tailor the customer experience and know what the customer wants and when they want it by leveraging data using our proprietary software (extending on-site)

Nogin is on the forefront of technology and is currently testing and implementing xGPT and its AI technology to streamline customer experience operations while reducing costs to our clients (and positive outcomes to end customers)

All three components of our infrastructure are dynamic, integrated and bring daylight to metrics and events that should (but most often do not) inform site activity (w/low latency)

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What is it like to work with Nogin? While we can configure our services to meet client needs, our typical customer profiles are the following: Tech, Managed Services & Tech Only… Full Turnkey Model Digital Marketing Brands seeking a single partner to scale all Brands / Companies looking for a scalable Brand that wants to reduce tech complexity elements of their digital commerce channel solution that combines execution (platforms, replatforming, large assortment of (including omni-channel / cross-channel). expertise, the benefits of the tech platform, tools/apps/integrations), and leverage our These brands seek to focus on product, and an integrated acquisition / retention analytical capabilities to drive value for their merchandising and broader top-of-funnel capability that is focused on driving in-house e-commerce team(s) and future- brand efforts and want a partner to drive enterprise value for the brand (over time) proof their e-commerce tech stack with our monetization of those efforts on their behalf committed R&D behind them Brands / Companies seeking to launch a Brands without teams (e.g., wholesalers, D2C or even B2B digital commerce manufacturers, corporate carve-outs, etc.) that channel that can or prefer to fulfill on their seek to leverage Nogin’s unique own, but leverage all other elements of combination of time-to-revenue and lack of Nogin’s services / features (e.g., contact up-front cost to stand up their digital center) commerce channel There are two key constants across our models / ways of working, which include, radical transparency with our clients and continuous improvements to our processes, largely informed by their feedback and internal feedback loops, with the true north of maximizing margin $ growth YoY 18 nogin.com

Business momentum is strong Current State Going Forward New, experienced team at the helm Bookings accelerating rapidly Turnaround nearly complete Recurring revenue model ‘24 vs ‘23 revenue growth of ~40% TAM is significant AEBITDA positive from the end Expanding into multiple new of Q3 onwards sectors Adding large and enthusiastic channel partners 19 nogin.com

THANK YOU nogin.com